Exhibit 10.18

Execution Version

JUNIOR LIEN INTERCREDITOR AGREEMENT JOINDER

The undersigned, U.S. BANK NATIONAL ASSOCIATION, hereby agrees to become party as the ABL Facility Agent in replacement of Wells Fargo Bank, National Association, in its capacity as ABL Facility Agent under the Junior Lien Intercreditor Agreement dated as of April 16, 2014 (the “Intercreditor Agreement”) among FTS INTERNATIONAL SERVICES, LLC, a Texas limited liability company, FTS INTERNATIONAL, INC., a Delaware corporation, the other GRANTORS from time to time party thereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Facility Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Collateral Agent, U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent, and certain other persons party or that may become party thereto from time to time, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

The provisions of Article 6 of the Intercreditor Agreement will apply with like effect to this Junior Lien Intercreditor Agreement Joinder and the acknowledgment attached hereto.

[Junior Lien Intercreditor Agreement Joinder]

IN WITNESS WHEREOF, the parties hereto have caused this Junior Lien Intercreditor Agreement Joinder and the acknowledgment attached hereto to be executed by their respective officers or representatives as of June 1, 2015.

U.S. BANK NATIONAL ASSOCIATION, as ABL Facility Agent

By:	/s/ Muriel Shaw
Name:	Muriel Shaw
Title:	Assistant Vice President

[Junior Lien Intercreditor Agreement Joinder]

ACKNOWLEDGMENT

The undersigned, FTS INTERNATIONAL SERVICES, LLC, a Texas limited liability company (the “Company”), FTS INTERNATIONAL, INC., a Delaware corporation (“FTSI”), FTS INTERNATIONAL MANUFACTURING, LLC, a Texas limited liability company (“FTS Manufacturing” and, collectively with FTSI, the “Guarantors”), each hereby confirm the refinancing and payment in full of the ABL Credit Agreement with the proceeds from the issuance of $350,000,000 aggregate principal amount of the Company’s Senior Secured Floating Rate Notes Due 2020 (the “Notes”), issued under the Indenture, dated as of the date hereof (the “Indenture”), by and among the Company, the Guarantors and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”) is a Permitted Refinancing of the ABL Obligations under the Intercreditor Agreement.

On the basis of the foregoing, the Company, the Guarantors, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Collateral Agent and U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent, each hereby confirm:

1)                                     pursuant to the Junior Lien Intercreditor Agreement Joinder to which this acknowledgment is attached and Section 3.4(g) of such Intercreditor Agreement and in accordance with any instruction letter and/or officer’s certificates issued by the Company,  (i) the Notes and the Indenture are deemed to be and treated as “ABL Documents” thereunder, (ii) the Indenture is  deemed to be and treated as the “ABL Credit Facility” thereunder, (iii) U.S. Bank National Association in its capacity as Collateral Agent for the Notes is deemed to be and treated as the “ABL Facility Agent” thereunder, (iv) the secured parties under the Notes and the Indenture are deemed to be and treated as the “ABL Secured Parties thereunder and (v) the obligations under the Notes and the Indenture are deemed to be and treated as “ABL Obligations” thereunder; and

2)                                     Wells Fargo Bank, National Association shall have no further obligations under the Intercreditor Agreement in its capacity as ABL Facility Agent.

Each of the Term Collateral Agent and the Notes Collateral Agent further confirm that (1) it (or such Agent’s bailee or agent) does not possess any existing physical or certificated Pledged ABL Collateral (as defined in the Intercreditor Agreement) perfected by possession; (2) there is existing Pledged ABL Collateral perfected by the control set forth in the three existing Deposit Account Control Agreements (“DACAs”) pertaining to each of the Company, FTSI and FTS Manufacturing; (3) such DACAs are being amended as part of the Permitted Refinancing to establish control in U.S. Bank National Association as the successor ABL Facility Agent; and (4) other than as described in clauses (1), (2) and (3) of this paragraph, there is no other Pledged ABL Collateral required to be delivered pursuant to Section 3.4(g) of the Intercreditor Agreement.

[Junior Lien Intercreditor Agreement Joinder Acknowledgment]

Acknowledged and confirmed

as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Collateral Agent

By:	/s/ Christina Faith
Name:	Christina Faith
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent

By:	/s/ Muriel Shaw
Name:	Muriel Shaw
Title:	Assistant Vice President

FTS INTERNATIONAL, INC.

By:	/s/ Michael J. Doss
Name:	Michael J. Doss
Title:	Chief Financial Officer and Treasurer

FTS INTERNATIONAL SERVICES, LLC

By:	/s/ Michael J. Doss
Name:	Michael J. Doss
Title:	Chief Financial Officer and Treasurer

FTS INTERNATIONAL MANUFACTURING, LLC

By:	/s/ Michael J. Doss
Name:	Michael J. Doss
Title:	Chief Financial Officer and Treasurer

[Junior Lien Intercreditor Agreement Joinder Acknowledgment]

Acknowledged and agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Facility Agent

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	AVP

[Junior Lien Intercreditor Agreement Joinder Acknowledgment]